EXHIBIT 12.1

                         CONSENT OF INDEPENDENT AUDITORS

           We consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration No. 333-12586, 333-13786, 333-14142,
333-83914 and 333-104070), of our report dated February, 4 2003, with respect to the consolidated financial statement of Alvarion Ltd. included in this Amendment No.1 to the Annual Report on Form 20-F/A of Alvarion Ltd. for year ended December 31, 2002.



                                             /s/ KOST, FORER and GABBAY
Tel-Aviv, Israel                            A Member of Ernst & Young Global


March 18, 2004